AMENDMENT NO. 10 TO LOAN AND SECURITY AGREEMENT

J.B. POINDEXTER & CO., INC.
1100 Louisiana Street
Suite 5400
Houston, Texas 77002

As of June 29, 2001

     Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

     Congress Financial Corporation ("Lender"), J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), Raider Industries Inc. ("Raider"), KWS Manufacturing Company, Inc. ("KWS"), Universal Brixius, Inc. ("Brixius"), Morgan Trailer Financial Corporation ("MTFC") and Morgan Trailer Financial Management, L. P. ("MTF Management", and together with EFP, Lowy, MIC, Morgan, TAG, Raider, KWS, Brixius and MTFC, each individually sometimes referred to herein as a "Guarantor" and, collectively, "Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 13, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 1998, Amendment No. 3 to Loan and Security Agreement, dated as of June 24, 1999, Amendment No. 4 to Loan and Security Agreement, dated as of February 25, 2000, Amendment No. 5 to Loan and Security Agreement, dated as of March 8, 2000, Amendment No. 6 to Loan and Security Agreement, dated as of March 17, 2000, Amendment No. 7 to Loan and Security Agreement, dated as of September 29, 2000, Amendment No. 8 to Loan and Security Agreement, dated as of October 31, 2000, Amendment No. 9 to Loan and Security Agreement, dated as of March 27, 2001, and as further amended by this Amendment No. 10 to Loan and Security Agreement (this "Amendment"), dated as of the date hereof (and as heretofore amended or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

        Borrower and Guarantors have requested that Lender enter into certain amendments to the Loan Agreement to permit (a) the merger of Welshman (as hereinafter defined) with and into Leer (as hereinafter defined) and thereafter the merger of Leer with and into TAG, with TAG as the surviving corporation and (b) concurrently therewith, the full and final payment and satisfaction of all obligations of Welshman and TAG, as successor by merger to Welshman, to Lender under the Welshman Financing Agreements (as hereinafter defined) and the termination of the Welshman Financing Agreements in accordance herewith. Lender is willing to agree to such amendments and termination, subject to the terms and conditions contained herein.

     In consideration of the foregoing, the mutual agreements and covenants contained in this Amendment, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender agree as follows:

1. Definitions.

2.

(a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

(b)

(i) “Leer” shall mean Leer Acquisition Company, Inc., a Delaware corporation, and its successors and assigns.

(ii)

(iii) “Midwest” shall mean Midwest Truck After Market, Inc., an Oklahoma corporation, and its successors and assigns.

(iv)

(v) “Midwest Intercreditor Agreement” shall mean the Intercreditor and Subordination Agreement, dated as of October 31, 1997, between Lender and Midwest Truck After Market, Inc., as amended, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(vi)

(vii) “Welshman” shall mean Welshman Industries, Inc., formerly known as Radco Industries, Inc., a Minnesota corporation, and its successors and assigns.

(viii)

(ix) “ Welshman Loan Agreement” shall mean the Loan and Security Agreement, dated October 31, 1997, between Lender and Welshman, as amended, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(x)

(xi) “Welshman Financing Agreements” shall mean, collectively, the Welshman Loan Agreement together with all other agreements, documents and instruments referred to therein or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(xii)

(xiii) “Welshman Merger” shall mean the merger of Welshman with and into Leer, with Leer as the surviving corporation, and immediately thereafter the merger of Leer with and into TAG, with TAG as the surviving corporation, pursuant to the terms of the Welshman Merger Agreements.

(xiv)

(xv) “Welshman Merger Agreements” shall mean, individually and collectively, the Agreement and Plan of Merger by and between Welshman and Leer, the Agreement and Plan of Merger by and between Leer and TAG, and all agreements, documents and instruments related to each of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(xvi)

(c) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

(d)

3. Consent. Subject to the terms and conditions contained herein, Lender hereby confirms and agrees that it consents to the Welshman Merger Agreements (as in effect on the date hereof).

4.

5. Encumbrances. Section 9.8 of the Loan Agreement is hereby amended by adding the following Section 9.8(t) immediately after Section 9.8(s) thereof:

6.

(t)the liens of Midwest on the assets of Welshman to which TAG succeeded by operation of law pursuant to the Welshman Merger, to secure the Indebtedness of TAG to Midwest permitted under Section 9.9(r) below.”

1. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by adding the following new Section 9.9(r) immediately after Section 9.9 (q) thereof:

2.

(i) “(r) secured Indebtedness of TAG pursuant to the Secured Subordinated Promissory Note, dated October 31, 1997, by TAG, as successor by merger to Radco Industries, Inc., in favor of Midwest, in the original principal amount of $410,290.25; provided, that, as to such Indebtedness each of the following conditions is satisfied: Lender shall have received true, complete and correct copies of all agreements, documents and instruments related to or contemplated by such Indebtedness as in effect on the date hereof, and shall have determined that each of the foregoing (collectively, the “Midwest Loan Documents”) are satisfactory to Lender in all respects,  Lender shall have received a duly executed Intercreditor Agreement between Lender and Midwest, in form and substance reasonably satisfactory to Lender,  the aggregate amount of such Indebtedness shall not exceed $185,000, less the aggregate amount of all repayments, repurchases or redemptions, whether optional or mandatory in respect thereof,  such Indebtedness shall only be secured by the assets of TAG to which TAG succeeded by operation of law pursuant to the Welshman Merger, TAG shall only make regularly scheduled payments of principal and interest in respect of such Indebtedness in accordance with the terms of the Midwest Loan Documents as in effect on the date of the execution and delivery thereof, TAG shall not, directly or indirectly, amend, modify, alter or change any of the terms of such Indebtedness or of any of the Midwest Loan Documents, without limiting the rights of TAG to make the regularly scheduled payments referred to in clause (v) above, TAG shall not, directly or indirectly, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and TAG shall furnish to Lender all notices and demands in connection with such Indebtedness either received by TAG or on its behalf promptly after receipt thereof.”

1. Releases and Termination.

2.

(i) Subject to the terms and conditions contained herein, Lender hereby releases, discharges and acquits Welshman from: the financing arrangements relating to the Loans (as defined in the Welshman Loan Agreement) heretofore entered into between Lender and Welshman pursuant to the Welshman Financing Agreements, all of which arrangements and agreements are hereby terminated, canceled and of no further force and effect except for indemnification obligations and other obligations in favor of Lender that, pursuant to the terms of the Welshman Financing Agreements as in effect on the date hereof, survive the termination thereof, and (ii) payment and performance of all obligations, liabilities and indebtedness to Lender of every kind, nature and description, direct or indirect, absolute or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, however acquired, arising under or in connection with the Welshman Financing Agreements. (ii) (b) Welshman, for and in consideration of the release above, does hereby release, discharge and acquit Lender and its officers, directors, agents and employees and their respective successors and assigns from all obligations to Welshman (and its officers, directors, agents and employees and their respective successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of action, whether in law or in equity, that it or any of its officers, directors, employees or agents at any time had or has, or that any of its or their successors or assigns hereafter can or may have against Lender and its officers, directors, agents and employees and their respective successors and assigns, directly or indirectly arising out of or in any way related to the Welshman Financing Agreements or any transactions thereunder.

(c)

(d)

1. Indemnification for Returned Items and Related Expenses.

2.

(i) Borrower agrees to indemnify Lender from any and all loss, cost, damage or expense (including attorneys’ fees and legal expenses) which Lender may suffer or incur at any time as a result of:  any non-payment, claim, refund or dishonor of any checks or other similar items which have been credited by Lender to the account of Welshman with Lender and  any bookkeeping, accounting or other errors in calculation of any amount to be paid to Welshman and Lender hereunder requiring an adjustment thereto, together with any expenses or other charges incident thereto and in addition, Borrower agrees to pay Lender on demand all costs and expenses (including attorneys’ fees and legal expenses) incurred in connection with this Amendment and any instruments or documents contemplated hereunder.

(ii)

(b) Borrower agrees that Lender may pay any and all amounts owing to Lender pursuant to the foregoing indemnification and Lender may treat such amounts as advances to Borrower and charge any such amounts to any account of Borrower with Lender, all without inquiry as to whether such amounts are actually due and owing to Lender and without regard to any dispute or claim that Borrower may have or assert against Lender and/or other parties.

(c)

3. Lockboxes. Lender agrees to send written notification, upon request and at the expense of Borrower, to any bank or institution with which the Lender has blocked accounts, lockbox accounts or other arrangements for the receipt or transfer to Lender of remittances or proceeds from customers of Welshman, to the effect that all such arrangements with Lender are terminated and to the extent any such arrangements are in effect with Lender, such arrangements are hereby terminated. Borrower agrees to establish and maintain, or cause TAG to establish and maintain, at Borrower’s or TAG’s expense, blocked accounts or lockboxes and related accounts as Lender may specify, with such banks as are acceptable to Lender, with respect to all deposits and remittances to be received by Borrower or TAG in respect of all Accounts and all payments constituting proceeds of Inventory or other Collateral, in each case with respect of the business and assets of Welshman to which TAG shall succeed pursuant to the Merger. 4.

5. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower or Guarantors to Lender pursuant to the other Financing Agreements, Borrower and Guarantors hereby represent, warrant and covenant with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

6.

(i) The Welshman Merger is valid and effective in accordance with the Welshman Merger Agreements, and the corporation statutes of the State of Delaware and Minnesota and TAG shall be the surviving corporation pursuant to the Welshman Merger.

(ii)

(iii) All actions and proceedings required by the Welshman Merger Agreements, applicable law and regulation (including, but not limited to, compliance with Hart-Scott-Rodino Anti-Trust Improvement Act of 1976 as amended) have been taken and the transactions required thereunder have been duly and validly taken an consummated.

(iv)

(v) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Welshman Merger Agreements and no government action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Welshman Merger Agreements.

(vi)

(vii) The security interests in and liens upon the assets and properties of Welshman in favor of Lender shall continue upon such assets and properties to which TAG shall succeed pursuant to the Welshman Merger, and such security interests and liens and their perfection and priority shall continue in all respects in full force and effect. Without limiting the generality of the foregoing, the Welshman Merger shall in no way limit, impair or adversely affect the Obligations, howsoever arising, or any security interests or liens securing the same.

(viii)

(ix) The Welshman Merger and the other arrangements contemplated herein do not violate any law or regulation or any order or decree of any court or governmental instrumentality in any respect and do not and will not conflict with or result in the breach of, or constitute a default in any respect under, any agreement, document or instrument to which Borrower, Welshman or any Guarantor is a party or may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Borrower, Welshman, Leer or any Guarantor or violate any provision of the Certificate of Incorporation or By-Laws of Borrower, Welshman, Leer or any Guarantor.

(x)

(xi) Borrower and Guarantors have delivered, or caused to be delivered, to Lender, true, correct and complete copies of the Welshman Merger Agreements.

(xii)

(b) This Amendment has been duly authorized, executed and delivered by Borrower, Guarantors, Leer and Welshman, and the agreements and obligations of Borrower, Guarantors, Leer and Welshman contained herein constitute legal, valid and binding obligations of Borrower, Guarantors, Leer and Welshman enforceable against Borrower, Guarantors, Leer and Welshman in accordance with their respective terms.

(c)

(d) Neither the execution and delivery of this Amendment, nor the modifications to the Financing Agreements contemplated by this Amendment nor the consents and releases contained herein shall violate any applicable law or regulation, or any order or decree of any court or any governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, including, without limitation, the Senior Indenture or any material mortgage, deed of trust, security agreement, agreement or instrument to which Borrower, Leer, Welshman or any Guarantor is a party or may be bound, or violate any provision of the organizational documents of Borrower, Guarantors, Leer or Welshman.

(e) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(f)

(g) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement provided in this Amendment).

(h)

7. Amendment Fee. In consideration of the foregoing, Borrower agrees to pay Congress a fee for entering into this Amendment in the amount of $10,000, which shall be fully earned on the date hereof and which shall be due and payable on the date of execution hereof. Such fee may be charged by Lender to any loan account of Borrower maintained by Lender under the Financing Agreements.

8.

9. Conditions Precedent. The effectiveness of the consents, amendments and releases set forth herein, shall be subject to the fulfillment of each of the following conditions precedent:

10.

(a) receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower, Guarantors, Leer and Welshman;

(b)

(c) receipt by Lender of evidence, in form and substance satisfactory to Lender, that the Welshman Merger Agreements have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated under the terms of the Welshman Merger Agreements have been consummated prior to or contemporaneously with the execution of this Amendment;

(d)

(e) receipt by Lender of evidence, in form and substance satisfactory to Lender, that all required consents or approvals of any persons other than Lender to the Welshman Merger and the other arrangements contemplated herein have been obtained;

(f)

(g) receipt by Lender of evidence, in form and substance satisfactory to Lender, that (i) the Articles of Merger with respect to the Welshman Merger have been filed with the Secretary of State of Delaware and the Secretary of State of Minnesota, as applicable and such merger is valid and effective in accordance with the terms and provisions of the applicable corporate statutes of the State of Delaware and the State of Minnesota, and (ii) the Welshman Merger is valid and effective in accordance with the terms and provisions of the applicable corporate statutes of the State of Delaware and the State of Minnesota;

(h)

(i) receipt by Lender of evidence, in form and substance satisfactory to Lender, of the amendment and ratification of the Midwest Intercreditor Agreement to substitute TAG for Welshman thereunder and with respect to such other matters as Lender may require;

(j)

(k) all representations and warranties contained herein and in the Loan Agreement shall be true and correct in all material respects;

(l)

(m) receipt by Lender of evidence, in form and substance satisfactory to Lender, that Lender has a continuing, valid perfected and first priority security interests in and liens upon the Collateral (as defined in the Welshman Loan Agreement) of Welshman and any other property which is intended to be security for the Obligations, subject only to the Permitted Liens;

(n)

(o) the Indebtedness of Welshman to Congress under the Welshman Financing Agreements shall have been assumed by TAG by operation of law pursuant to the Merger and TAG shall have authorized Congress in a manner satisfactory to Congress, to add such Indebtedness to the Obligations of TAG to Congress in the amount of $___________ (in addition to any amounts paid to Lender on such date in respect of Obligations under th Loan Agreement), before noon on the hereof;

(p)

(q) receipt by Lender of the fee referred to in Section 8 hereof; and

(r)

(s) after giving effect to the amendments to the Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

(t)

11. Waiver of Early Termination Fee. Notwithstanding the provisions of Section 12.1(c) of the Welshman Loan Agreement or any other provision of the Welshman Financing Agreements to the contrary, no early termination fee shall be due and payable by Welshman or any other party in connection with the repayment herewith of the Loans and other Obligations under the Welshman Loan Agreement in accordance with the terms hereof.

12.

13. Effect of this Amendment. Except for the specific amendments expressly set forth herein, no other waiver, changes or modifications to the Financing Agreements, and no waivers of any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

14.

15. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

16.

17. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

18.

19. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

20.

21.

22.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.

    Very truly yours,

                           J.B. POINDEXTER & CO., INC.

                          By:________________________

                          Title:_____________________

AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By:_________________________________

Title:______________________________

WELSHMAN INDUSTRIES, INC. (formerly known as Radco Industries, Inc.)

By:____________________________

Title:_________________________

LEER ACQUISITION COMPANY, INC.

By:____________________________

Title:_________________________

ACKNOWLEDGED AND CONSENTED TO:

EFP CORPORATION

By:_____________________________

Title:__________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LOWY GROUP, INC.

By:_____________________________

Title:__________________________

MAGNETIC INSTRUMENTS CORP.

By:_____________________________

Title:___________________________

MORGAN TRAILER MFG. CO.

By:_______________________________

Title:____________________________

TRUCK ACCESSORIES GROUP, INC.

By:_______________________________

Title:____________________________

RAIDER INDUSTRIES INC.

By:_______________________________

Title:____________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

KWS MANUFACTURING COMPANY, INC.

By:______________________________

Title:___________________________

UNIVERSAL BRIXIUS, INC.

By:______________________________

Title:___________________________

MORGAN TRAILER FINANCIAL CORPORATION

By:_______________________________

Title:____________________________

MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.

By: MORGAN TRAILER MFG. CO., as General Partner

By:__________________________________

Title:_________________________________